UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 16, 2012

Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, TX 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Second Supplemental Indenture

On February 16, 2012, Energy Transfer Equity, L.P. (the “Partnership”), following receipt of the requisite consent of the holders of its 7.500% Senior Notes due 2020 (the “Notes”), entered into a Second Supplemental Indenture, dated as of February 16, 2012 (the “Second Supplemental Indenture”), with U.S. Bank National Association, as trustee, to the Indenture, dated as of September 20, 2010 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 20, 2010 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Second Supplemental Indenture provides for the amendments of certain defined terms and provisions of the Indenture. The amendments in the Second Supplemental Indenture will become operative upon payment for consents validly delivered and not properly revoked in the Consent Solicitation defined in Item 7.01 below.

A copy of the Second Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information required by Item 3.03 relating to the rights of the holders of the Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 17, 2012, the Partnership announced the expiration and final results of its solicitation of consents (the “Consent Solicitation”) from the holders of the Notes to certain proposed amendments to the Indenture.

A copy of the press release issued by Energy Transfer Equity, L.P. on February 17, 2012, with respect to the expiration and final results of the Consent Solicitation is set forth in Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description of the Exhibit

4.1	Second Supplemental Indenture, dated as of February 16, 2012, between Energy Transfer Equity, L.P. and U.S. Bank National Association.

99.1	Press Release dated February 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

		By:	LE GP, LLC,
its general partner

/s/ John W. McReynolds
Date:	February 17, 2012		John W. McReynolds
President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of the Exhibit

4.1	Second Supplemental Indenture, dated as of February 16, 2012, between Energy Transfer Equity, L.P. and U.S. Bank National Association.

99.1	Press Release dated February 17, 2012.